Eagle Bancorp, Inc. 8-K

Exhibit 99.1

Ticker: EGBN www.EagleBankCorp.com August 2019 Investor Presentation

Forward Looking Statements Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com 2

Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank focused on the Washington, DC metropolitan area ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ S treamlined network of 20 branches located in Northern Virginia, Suburban Maryland and the District of Columbia ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ Largest and most profitable bank headquartered and operating in the state of Maryland 3 Data as - of June 30, 2019.

Summary Statistics 4 NOTE: Data as - of June 30, 2019 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. Total Assets: $8.7 billion Total Loans: $7.4 billion Total Deposits: $6.9 billion Tangible Common Equity: $1.1 billion (1) Tangible Book Value per Common Share: $31.25 (1) Shares Outstanding (at close July 31, 2019): 34,542,796 Market Capitalization (at close July 31, 2019): $1.39 billion Insider Ownership: 3.3% Institutional Ownership: 81% Member of Russell 2000 Yes Member of S&P SmallCap 600 Yes

Investment Rationale ▪ Highly Profitable, with Balanced Financial Performance ▪ Favorable Net Interest Margin = 3.91% ▪ Operating Leverage with streamlined branch system: Efficiency Ratio = 38.04% ▪ Clean Asset Quality: NPAs/Assets = 0.45% ▪ Low Charge - Off History: NCOs/Average Loans = 0.08% ▪ Has produced consistent organic growth of loans and deposits ▪ DDA’s as a percentage of Average Deposits = 30.71% ▪ Strong capital ratios, Target dividend payout ratio of 20% ▪ Proven ability to evaluate and execute acquisitions ▪ Strategically positioned in the 5 th largest regional economy in the U.S. ▪ Dedicated, diverse and experienced Board focused on vision and governance 5 NOTE: Financial data at or for the quarter ended June 30, 2019,

Performance Statistics 6 NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $10 billion. (2) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. * Impact of July 2016 Sub - Debt raise in 2016Y was (9bps) . ** Data for 2017Y & 2019Q1 is shown on an adjusted basis. Peer Group (1) Key Ratios (at or for the period ended) 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q1 PROFITABILITY Net Interest Margin 4.44% 4.33% 4.16%* 4.15% 4.10% 4.02% 3.91% 3.54% Efficiency Ratio 50.67% 42.49% 40.29% 37.84% 37.31% 36.82%** 38.04% 62.65% Return on Average Assets 1.31% 1.49% 1.52% 1.62%** 1.91% 1.85%** 1.74% 1.13% Return on Average Tangible Common Equity 14.27% 14.69% 14.19% 12.54%** 16.63% 15.26%** 14.08% N/A ASSET QUALITY Allowance Loan Losses/Gross Loans 1.07% 1.05% 1.04% 1.01% 1.00% 0.98% 0.98% 0.96% NPAs + 90 Days Past Due/Total Assets 0.68% 0.31% 0.30% 0.20% 0.21% 0.50% 0.45% 0.54% Net Charge-Offs to Average Loans (annualized) 0.17% 0.17% 0.09% 0.06% 0.05% 0.19% 0.08% 0.07% Reserve/NPLs (Coverage Ratio) 205.30% 397.95% 330.49% 489.20% 429.72%329.15%** 192.70% 236.50% CAPITAL Tier 1 Leverage Ratio 10.69% 10.90% 10.72% 11.45% 12.08% 12.55%** 12.66% 10.34% Tangible Common Equity/Tangible Assets (2) 8.54% 10.56% 10.84% 11.44% 12.11% 12.65%** 12.60% N/A Total Risk Based Capital Ratio 12.97% 12.75% 14.89% 15.02% 16.08% 16.27%** 16.36% 16.21% EGBN

Experienced Senior Management Team 7 Years Years in with Name Title/Function Banking EGBN Susan G. Riel CEO & President, Eagle Bancorp & EagleBank 43 21 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 19 8 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 34 8 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 34 5 Janice L. Williams EVP & Chief Credit Officer 25 16

Board Focused on Vision and Oversight 8 Years with Name Title/Function EGBN Norman R. Pozez Chair - Board of Directors, Governance & Nominating Committee 11 Kathy A. Raffa Board Member, Chair - Audit Committee 4 Leslie Ludwig Board Member, Chair - Compensation Committee 3 Leslie M. Alperstein, Ph.D. Board Member 21 Harvey M. Goodman Board Member 21 Lynn Hackney Board Member 4 Theresa G. LaPlaca Board Member 1 Susan G. Riel Board Member - President & CEO 21 James A. Soltesz Board Member 12 Benjamin M. Soto Board Member 13 Leland M. Weinstein Board Member 21

EagleBank Branch Locations 9 Loudoun County Fairfax County I - 66 I - 495 I - 95 Alexandria Arlington I - 495 N US 50 Washington, DC Prince George’s County I - 495 I - 95 Montgomery County I - 270 Branch System Virginia 9 Maryland 6 Washington, DC 5 Total 20 NOTE: Branch total as of June 30, 2019.

Deposit Market Share 10 (Dollar values in thousands) Washington, DC Metropolitan Area Local June 30, June 30, 2018 Community 2017 2018 Annual Market Rank Banks Company Name Branches Balance Balance Growth Share 1 Bank of America Corp. 153 31,960,708 36,020,840 12.7% 17.3% 2 Capital One Financial Corp. 126 27,715,433 32,472,108 17.2% 15.6% 3 Wells Fargo & Co. 160 31,634,621 29,004,206 -8.3% 13.9% 4 SunTrust Banks Inc. 152 19,627,554 18,971,412 -3.3% 9.1% 5 BB&T Corp. 166 13,923,629 14,122,059 1.4% 6.8% 6 PNC Financial Services Group Inc. 178 13,684,214 13,829,853 1.1% 6.6% 7 Citigroup Inc. 34 8,115,000 8,831,000 8.8% 4.2% 8 United Bankshares Inc. 69 8,587,160 8,491,143 -1.1% 4.1% 9 1 Eagle Bancorp Inc. 20 5,953,269 6,344,313 6.6% 3.0% 10 2 Sandy Spring Bancorp Inc. 47 3,006,830 4,864,852 61.8% 2.3% 11 M&T Bank Corp 76 4,433,787 4,362,246 -1.6% 2.1% 12 Toronto-Dominion Bank 50 3,952,541 3,950,139 -0.1% 1.9% 13 HSBC Holdings Plc 12 2,334,734 3,459,642 48.2% 1.7% 14 3 Burke & Herbert Bank & Trust Co. 25 2,342,964 2,329,599 -0.6% 1.1% 15 4 Access National Bank 14 2,147,518 2,087,972 -2.8% 1.0% 16 Union Bank & Trust 19 1,379,334 1,836,408 33.1% 0.9% 17 5 Revere Bank 8 1,385,487 1,523,792 10.0% 0.7% 18 6 Old Line Bank 19 1,068,276 1,321,437 23.7% 0.6% 19 7 First Virginia Community Bank 6 857,408 1,011,230 17.9% 0.5% 20 Amalgamated Bank 1 514,858 978,551 90.1% 0.5% 21 8 Community Bank of the Chesapeake 11 817,956 976,279 19.4% 0.5% 22 9 John Marshall Bank 6 879,000 976,132 11.1% 0.5% 23 10 Capital Bank 4 865,655 921,829 6.5% 0.4% 24 11 Congressional Bank 6 750,723 844,176 12.4% 0.4% 25 12 Main Street Bank 6 540,642 803,223 48.6% 0.4% All Other Market Participants 176 10,240,571 8,225,920 -19.7% 5.2% Market Total 1,544 198,719,872 208,560,361 5.0% 100.0% 77.6% NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area. SOURCE: FDIC, as of June 30, 2017 and June 30, 2018.

$0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 $9,000 Millions of Dollars 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 19Q1 19Q2 Total Assets Consistent Balance Sheet Growth 11 $8,670 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. *

$5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Thousands of Dollars 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 19Q1 19Q2 Net Income Available to Common SBLF Dividend Consistent Net Income Growth 12 $37,243 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 & Q1 2019 is shown on an adjusted basis. * *

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 EPS (Reported) EPS (Operating) Earnings Per Share 13 $1.95 $2.08 $2.50 $2.86 $3.35 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 & Q1 2019 are shown on an adjusted basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. $2.92 $4.42 $0.98 $1.11 $ 1.08

$14.56 $18.83 $21.61 $24.67 $29.17 $31.25 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 2014Y 2015Y 2016Y 2017Y 2018Y 2019YTD Tangible Book Value per Share 14 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. Virginia Heritage Bank acquisition closed on October 31, 2014.

4.44% 4.33% 4.16% 4.15% 4.10% 4.02% 3.91% 3.58% 3.49% 3.48% 3.53% 3.58% 3.54% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 EGBN Peer Group Net Interest Margin 15 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt raise in 2016 was (9bps). *

0.33% 0.36% 0.44% 0.58% 0.99% 1.19% 1.30% 0.45% 0.42% 0.44% 0.54% 0.81% 1.02% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Cost of Funds EGBN Peer Group 4.77% 4.69% 4.60% 4.73% 5.09% 5.21% 5.21% 4.06% 3.93% 3.93% 4.06% 4.38% 4.54% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds 16 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. * * 5.37% 5.24% 5.11% 5.17% 5.54% 5.62% 5.61% 4.72% 4.48% 4.41% 4.52% 4.85% 5.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Yield on Loans EGBN Peer Group

Moderate Interest Rate Risk Position 17 ▪ Both assets and liabilities remain short with repricing durations at 19 months on loans and 28 months on deposits ▪ A 100 bps shock increase would increase Net Interest Income by about $ 13.5 million or 4.6% on a static balance sheet over a 12 month period Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar value in thousands) Interest Rate Indicators and Trends 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Repricing Duration of Assets and Liabilities (months) Investments 49 47 43 41 34 38 36 Loans 27 25 23 17 17 17 19 Deposits 34 32 27 26 26 27 28 Borrowings 30 40 64 21 38 16 18 Economic Value of Assets and Liabilities Book Value of Portfolio Loans 4,312,399$ 4,998,368$ 5,618,820$ 6,348,262$ 6,992,749$ 7,174,074$ 7,393,142$ Economic Value of Portfolio Loans 4,314,618$ 5,000,717$ 5,624,085$ 6,368,262$ 7,028,362$ 7,212,336$ 7,464,750$ Premium (Discount) in Loans 0.1% 0.0% 0.1% 0.3% 0.5% 0.5% 1.0% Book Value of Deposits 4,310,768$ 5,158,445$ 5,717,837$ 5,852,129$ 6,972,266$ 6,682,022$ 6,947,850$ Economic Value of Deposits 4,197,226$ 5,002,426$ 5,548,300$ 5,543,159$ 6,607,501$ 6,390,425$ 6,774,745$ Premium (Discount) in Deposits -2.6% -3.0% -3.0% -5.3% -5.2% -4.4% -2.5% Book Value of Equity 620,761$ 738,602$ 842,799$ 950,438$ 1,108,941$ 1,148,487$ 1,184,582$ Economic Value of Equity 734,935$ 896,974$ 1,030,450$ 1,291,456$ 1,405,102$ 1,385,181$ 1,318,348$ Equity Premium Percentage 18.4% 21.4% 22.3% 35.9% 26.7% 20.6% 11.3% Interest Rate Shock Analysis SHORT TERM EFFECTS (dollars in thousands) Net Interest Income - Flat balance Sheet 202,091$ 250,826$ 270,909$ 290,055$ 310,167$ 319,604$ 320,909$ Net Interest Income - + 100 basis point shock 197,675$ 250,113$ 276,988$ 305,576$ 325,192$ 333,632$ 334,447$ Percentage Change -2.2% -0.3% 2.2% 5.4% 4.8% 4.4% 4.6% Net Interest Income - + 200 basis point shock 199,613$ 257,705$ 289,966$ 321,011$ 339,949$ 347,340$ 347,788$ Percentage Change -1.2% 2.7% 7.0% 10.7% 9.6% 8.7% 8.8% Net Interest Income - + 300 basis point shock 203,701$ 266,070$ 303,319$ 336,214$ 354,675$ 360,938$ 360,984$ Percentage Change 0.8% 6.1% 12.0% 15.9% 14.3% 12.9% 12.9% Net Interest Income - + 400 basis point shock 207,441$ 274,468$ 316,719$ 351,372$ 369,452$ 374,675$ 374,197$ Percentage Change 2.6% 9.4% 16.9% 21.1% 19.1% 17.2% 17.1% Net Interest Income - - 100 basis point shock 200,680$ 244,895$ 264,079$ 283,576$ 295,870$ 306,375$ 308,597$ Percentage Change -0.7% -2.4% -2.5% -2.2% -4.6% -4.1% -3.4% Net Interest Income - - 200 basis point shock 196,217$ 241,220$ 256,318$ 269,693$ 289,637$ 301,675$ 302,628$ Percentage Change -2.9% -3.8% -5.4% -7.0% -6.6% -5.6% -5.3%

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage 18 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. Virginia Heritage Bank acquisition closed on October 31, 2014. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 & Q1 2019 is shown on an adjusted basis.

51% 42% 40% 40% 37% 37% 38% 68% 65% 64% 62% 61% 63% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 EGBN Peer Group Superior Efficiency Ratio 19 Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . * Q1 2019 is shown on an adjusted basis. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. *

Deposit Composition and Growth 20  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits (1) Core deposits include CDAR’s and ICS reciprocal deposits. (Dollar Values in Thousands) Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 2,022,916$ 32.3% 2,104,220$ 30.2% 1,873,902$ 27.0% Interest Bearing Transaction 435,484 6.9% 593,107 8.5% 862,553 12.4% Core Savings & Money Market (1) 2,178,918 34.7% 2,304,996 33.1% 2,158,191 31.0% Core CD's (1) 682,107 10.9% 829,435 11.9% 864,019 12.4% Wholesale Money Market 479,850 7.7% 644,563 9.2% 553,951 8.0% Wholesale CD's 469,483 7.5% 497,964 7.1% 637,276 9.2% Total Deposits 6,268,758$ 100% 6,974,285$ 100% 6,949,892$ 100% As of December 31, 2018 As of June 30, 2019As of June 30, 2018

Detail of Loan Portfolio 21 33.1% 49.6% 14.7%  Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County  Held for Sale residential mortgages not included NOTE: Data as of June 30, 2019 (Dollar Value in Thousands) County C&I Owner Occupied CRE Income Producing CRE CRE Bridge Financing Owner Occupied Const. CRE Construction Land Residential Mortgage Consumer TOTAL % of Total Maryland Montgomery 384,295$ 162,312$ 287,004$ 284,815$ 13,149$ 86,056$ 4,839$ 12,884$ 40,199$ 1,275,553$ 17.3% Prince George's 130,336 141,828 283,299 63,420 14,881 34,474 17,445 330 1,872 687,885 9.3% Baltimore 36,571 35,119 65,086 82,181 2,485 1,168 - - 268 222,878 3.0% Anne Arundel 13,478 20,233 40,549 29,365 - 11,683 113 3,557 1,050 120,028 1.6% Frederick 5,285 635 60,049 3,998 - 632 6,407 735 387 78,128 1.1% Howard 16,728 32,077 35,434 13,512 - 664 2,241 985 1,255 102,896 1.4% Eastern Shore 7,561 10,579 65,214 - - 303 134 1,285 200 85,276 1.2% Charles 4,290 20,467 9,837 - - - - 448 177 35,219 0.5% Other MD 4,656 8,846 11,866 - - 745 3,029 - 619 29,761 0.4% Washington DC 358,476 224,187 659,665 548,483 24,590 621,650 18,466 47,787 19,131 2,522,435 33.9% - Virginia Fairfax 259,916 62,316 211,127 172,970 - 67,826 4,089 16,051 10,710 805,005 10.9% Loudoun 37,937 47,717 136,559 50,836 11,568 9,689 3,268 1,399 3,035 302,008 4.1% Arlington 45,505 2,293 56,429 45,977 1,520 14,267 - 2,273 2,121 170,385 2.3% Alexandria 34,461 6,588 46,915 20,297 - 53,832 - 1,673 390 164,156 2.2% Prince William 8,106 31,795 83,647 23,586 206 10,381 - - 1,621 159,342 2.2% Fauquier 2,821 3,010 5,030 3,236 - - - 775 258 15,130 0.2% Other VA 10,913 47,182 107,264 1,814 - 28 961 421 549 169,132 2.3% Other USA 113,866 113,666 119,051 38,300 7,925 34,113 4,286 14,588 1,603 447,398 6.1% Total $1,475,201 $970,850 $2,284,025 $1,382,790 $76,324 $947,511 $65,278 $105,191 $85,445 $7,392,615 100.0% % of Total 20.0% 13.1% 30.9% 18.7% 1.0% 12.8% 0.9% 1.4% 1.2% 100.0%

Credit Quality Trends 22 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ Nonaccrual 22,443 13,239 17,875 13,238 16,277 40,261 37,408 Total Nonperforming Loans (NPLs) 22,443$ 13,239$ 17,875$ 13,238$ 16,277$ 40,261$ 37,408$ Other Real Estate Owned (OREO) 13,224 5,852 2,694 1,394 1,394 1,394 1,394 Total Nonperforming Assets 35,667$ 19,091$ 20,569$ 14,632$ 17,671$ 41,655$ 38,802$ Performing Restructured Loans (TDRs) 13,502 11,836 7,924 12,339 13,601 26,175 8,608 NPAs/Assets 0.68% 0.31% 0.30% 0.20% 0.21% 0.50% 0.45% NPAs+TDRs/Assets 0.94% 0.51% 0.41% 0.36% 0.37% 0.81% 0.55% Reserves 46,075$ 52,687$ 59,073$ 64,758$ 69,944$ 69,943$ 72,086$ Reserves/Loans 1.07% 1.05% 1.04% 1.01% 1.00% 0.98% 0.98% Charge-Offs NCOs/Average Loans 0.17% 0.17% 0.09% 0.06% 0.05% 0.19% 0.08%

Consistent Asset Quality 23 Total Loans ($mms) Note: Virginia Heritage Bank acquisition closed on October 31, 2014. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Dec- 17 Mar- 18 Jun- 18 Sep- 18 Dec- 18 Mar- 19 Jun- 19 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 $733,635 0.20% 0.06% 2018 $579,919 0.21% 0.05% 2019 YTD $401,168 0.45% 0.13% Net Charge-Off History for the periods ended June 30, 2019 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.01% 0.03% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.20% 0.16% Commercial & Industrial 0.11% 0.13%

Strength in C&I Lending 24  At 20% of the Loan Portfolio, EagleBank has a much larger presence in C&I Lending than other local peer banks  C&I Loan Portfolio is predominantly variable rate loans  16% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships  DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy  Treasury Management services provide opportunity for relationship retention and expansion

CRE Risk Management 25  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team

CRE Concentration 26 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Compa ny’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014 . (Dollar Values in Thousands) 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Total CRE Portfolio (excl Own Occ) 909,058$ 1,147,897$ 1,431,984$ 1,660,266$ 2,453,662$ 2,978,550$ 3,246,636$ 3,900,263$ 4,213,281$ 4,385,841$ 4,602,792$ CRE/Total Loans (1) 51.77% 47.63% 57.44% 56.37% 56.78% 59.59% 57.18% 60.83% 60.26% 61.14% 62.26% CRE Nonperforming Loans NPLs/Total CRE 1.43% 1.67% 1.40% 0.88% 0.23% 0.22% 0.34% 0.16% 0.14% 0.45% 0.20% Peer NPLs/Total CRE (1) 4.42% 3.52% 2.40% 1.50% 0.86% 0.53% 0.40% 0.33% 0.41% 0.41% Total Net Charge Offs NCOs/Total CRE 0.18% 0.09% 0.18% 0.07% 0.07% 0.06% 0.04% 0.07% 0.01% 0.26% 0.18% Peer NCOs/Total CRE (1) 1.53% 1.10% 0.67% 0.22% 0.06% 0.01% 0.01% 0.01% 0.01% 0.01% CRE Concentration (2) 401.12% 392.96% 375.05% 377.00% 388.64% 394.40% 319.33% 345.17% 325.08% 328.92% 336.65%

ADC Concentration 27 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on t he Company’s asset size at the time of reporting . (2) Represents ADC concentration as a percentage of EGBN consolidated risk - based capital. (3) Adjusted ADC Concentration exclud es loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014 . (Dollar Values in Thousands) 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Total ADC Portfolio 327,718$ 448,470$ 539,069$ 628,880$ 798,241$ 909,654$ 976,599$ 1,413,922$ 1,616,098$ 1,626,531$ 1,618,114$ ADC/Total Loans (1) 18.66% 18.61% 21.62% 21.35% 18.47% 18.20% 17.20% 22.05% 23.12% 22.68% 21.89% ADC Nonperforming Loans NPLs/Total ADC 4.50% 3.89% 3.45% 1.33% 0.51% 0.08% 0.13% 0.05% 0.25% 0.19% 0.57% Peer NPLs/Total ADC (1) 11.24% 8.85% 6.51% 2.91% 1.28% 0.63% 0.35% 0.21% 0.18% 0.20% Total Net Charge Offs NCOs/Total ADC 0.52% 0.28% 0.44% 0.21% 0.26% -0.02% 0.16% 0.15% 0.01% 0.00% 0.00% Peer NCOs/Total ADC (1) 4.30% 3.09% 2.37% 0.46% -0.11% -0.04% -0.06% -0.04% -0.02% -0.01% ADC Concentration (2) 144.60% 153.52% 141.19% 142.80% 126.44% 120.45% 96.05% 125.13% 124.69% 121.98% 118.35%

Capital Strength 28  Share Repurchase Program for up to 5% of outstanding shares announced in August 2019  Cash dividend of $0.22 declared for 2 nd Quarter of 2019, 20% Payout Ratio expected  $150 million of 10 Year, 5 Year non - call, 5.00% Subordinated Notes sold in July 2016  $100 million of Common Equity raised through an underwritten offering in March 2015  $70 million of 10 Year non - call 5.75% Subordinated Notes sold in August 2014 (1) This constitutes a non - GAAP financial measure. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. * Data for 2017 & Q1 2019 is shown on an adjusted basis. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 Total Assets 5,247,880$ 6,075,577$ 6,890,096$ $ 7,493,617* 8,389,137$ 8,388,406$ 8,670,003$ Total Common Stockholders' Equity 548,859$ 738,601$ 842,799$ $ 965,026* 1,108,941$ 1,148,488$ 1,184,582$ Total Regulatory Capital 631,340$ 755,212$ 1,016,713$ 1,129,954$ 1,297,427$ 1,333,424$ 1,367,227$ Tier 1 Leverage Ratio 10.69% 10.90% 10.72% 11.45% 12.10% 12.55%* 12.66% Tier 1 Risk Based Capital Ratio 10.39% 10.68% 10.80% 11.23% 12.49% 12.75%* 12.87% Total Risk Based Capital Ratio 12.97% 12.75% 14.89% 15.02% 16.08% 16.27%* 16.36% Common Equity Tier 1 (CETI) Ratio N/A 10.68% 10.80% 11.23% 12.49% 12.75%* 12.87% Tangible Common Equity Ratio (1) 8.54% 10.56% 10.84% 11.44% 12.11% 12.65%* 12.60%

Key Success Factors 29 ▪ Building and maintaining core relationships o Cross sales o Focus on key customers ▪ Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Portfolio is balanced among C&I, CRE and Construction o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits ▪ Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o Consistent quarterly profitability bolsters the capital position

Key Success factors (continued) 30  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  P roper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate

EagleBank Growth Strategy 31  Profitability • Pricing discipline to sustain Net Interest Margin • Prudent expense management with streamlined branch system to maintain Efficiency Ratio  Sustain Credit Quality • Maintain balanced portfolio mix: C&I, CRE and Construction • Enhanced monitoring of individual credits • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand C&I business lines including loans and treasury management products • Attract new relationships and develop cross sell opportunities • Enhance infrastructure to support growth beyond $10 billion in assets  Expanded Sources of Noninterest Income • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance

EGBN Total Return Performance 32 Total Return Performance 1 Year 3 Year 5 Year EGBN (25.4%) (21.3%) 21.0% NASDAQ Bank Stock Index (9.6%) 33.6% 50.4% NASDAQ Stock Market Index 6.6% 57.7% 87.1% S & P 500 Index 5.8% 37.3% 54.4% SOURCE: SNL Financial, Chart and calculations as of close of trading on July 31, 2019

Valuation Statistics 33 Values as of 8/12/19, Source: SNL, KBW EGBN RELATIVE VALUATION Price / Earnings Price / Tangible Book Value Nasdaq Bank Index 12.5 1.39 KRX Index 11.4 1.65 EGBN 9.1 1.26

Appendices 34

Non - GAAP Reconciliation 35 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Common shareholders' equity 1,061,651$ 1,108,941$ 1,148,488$ 1,184,582$ Less: Intangible assets (106,481) (105,766) (105,466) (105,219) Tangible common equity 955,170$ 1,003,175$ 1,043,022$ 1,079,363$ Book value per common share 30.94$ 32.25$ 33.25$ 34.30$ Less: Intangible book value per common share (3.10) (3.08) (3.05) (3.05) Tangible book value per common share 27.84$ 29.17$ 30.20$ 31.25$ Total assets 8,057,855$ 8,389,137$ 8,388,406$ 8,670,003$ Less: Intangible assets (106,481) (105,766) (105,466) (105,219) Tangible assets 7,951,374$ 8,283,371$ 8,282,940$ 8,564,784$ Tangible common equity ratio 12.01% 12.11% 12.59% 12.60%

Non - GAAP Reconciliation 36 * Data for 2017 is shown on an operating basis. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* December 31, 2018 Common shareholders' equity 548,859$ 738,601$ 842,799$ 965,026$ 1,108,941$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible common equity 438,951$ 630,059$ 735,380$ 857,814$ 1,003,175$ Book value per common share 18.21$ 22.07$ 24.77$ 28.23$ 32.25$ Less: Intangible book value per common share (3.65) (3.24) (3.16) (3.14) (3.08) Tangible book value per common share 14.56$ 18.83$ 21.61$ 25.09$ 29.17$ Total assets 5,247,880$ 6,076,649$ 6,890,097$ 7,493,617$ 8,389,137$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible assets 5,137,972$ 5,968,107$ 6,782,678$ 7,386,405$ 8,283,371$ Tangible common equity ratio 8.54% 10.56% 10.84% 11.61% 12.11%

Non - GAAP Reconciliation 37 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP GAAP Change Non-GAAP Income Statements: Income tax expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net income 15,569$ 14,588 30,157$ 100,232$ 14,588 114,820$ Performance Ratios (annualized): Return on average assets 0.82% 1.60% 1.41% 1.62% Return on average common equity 6.49% 12.57% 11.06% 12.67% Assets GAAP Change Non-GAAP Deferred income taxes 28,770 14,588 43,358 Total Assets 7,479,029$ 14,588$ 7,493,617$ Shareholders' Equity Retained earnings 431,544 14,588 446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity 7,479,029$ 14,588 7,493,617$ Interest Income GAAP Change Non-GAAP GAAP Change Non-GAAP Income Tax Expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net Income 15,569$ 14,588$ 30,157$ 100,232$ 14,588$ 114,820$ Earnings Per Common Share Basic 0.46$ 0.43$ 0.88$ 2.94$ 0.43$ 3.36$ Diluted 0.45$ 0.42$ 0.88$ 2.92$ 0.42$ 3.35$ As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Non - GAAP Reconciliation 38 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP Noninterest Expense Salaries and employee benefits 23,644 (6,153) 17,491 Total noninterest expense 38,304 (6,153) 32,151 Income Before Income Tax Expense 45,645 6,153 51,798 Income Tax Expense 11,895 1,404 13,299 Net Income 33,749$ 4,749$ 38,499$ Earnings Per Common Share Basic 0.98$ 0.14$ 1.12$ Diluted 0.98$ 0.13$ 1.11$ Book value per common share at period end 33.25$ 33.39$ Tangible book value per common share at period end 30.20$ 30.33$ Return on average assets 1.62% 1.85% Return on average common equity 12.12% 13.84% Return on average tangible common equity 13.38% 15.26% Efficiency ratio 43.87% 36.82% Effective tax rate 26.06% 25.67% Other Ratios: Common equity to total assets 13.69% 13.75% Tier 1 capital (to average assets) 12.49% 12.55% Tier 1 risk based capital ratio 11.69% 11.69% Total capital (to risk weighted assets) 16.22% 16.27% Common equity tier 1 capital (to risk weighted assets) 12.69% 12.75% Tangible common equity ratio 12.59% 12.65% Non Interest Expense as a % of average assets 1.81% 1.52% Allowance for credit losses to total nonperforming loans 173.72% 329.15% Three Months Ended March 31, 2019

Non - GAAP Reconciliation 39 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

Market Information – Washington, DC MSA 40  Population 6.2 Million □ 6 th largest market in the U.S.  Employment 3.3 Million □ 28,200 new jobs created in 12 months ended April, 2019 □ Employment growth driven by private sector, over 230,000 net new private sector jobs created over last five years □ Unemployment rate of 2.9% vs. US average of 3.3% (April 2019)  Gross Regional Product (GRP) $529 Billion □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 31.0% of GRP □ Highest median household income of any major U.S. market

Greater Washington Economy 41 Total Federal Spending = 30.9% of GRP GRP Contribution by Sub - market Education & Health Care 5.8% Other 1.5% Non-Local Business 15.5% Associations 1.8% Hospitality 2.7% International 3.8% Other Federal 16.8% Federal Procurement 14.1% Local Business 38.0% Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0% Gross Regional Product $529 Billion SOURCE: Stephen S. Fuller Institute - George Mason University

Loan Portfolio and Growth 42 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,467,088$ 22.0% 1,553,111$ 22.2% 1,475,201$ 20.0% 0.6% Commercial Real Estate: Owner Occupied 852,697 12.8% 887,814 12.7% 970,850 13.1% 13.9% Income Producing 1,958,200 29.4% 2,030,826 29.1% 2,284,025 30.9% 16.6% CRE Bridge Financing 1,042,185 15.7% 1,226,073 17.5% 1,382,790 18.7% 32.7% Subtotal 3,853,082$ 57.9% 4,144,713$ 59.3% 4,637,665$ 62.7% 20.4% Construction & Land: Owner Occupied 48,480 0.7% 57,797 0.8% 76,324 1.0% 57.4% CRE Construction 1,023,213 15.4% 980,938 14.1% 947,511 12.8% (7.4%) Land 64,075 1.0% 58,877 0.8% 65,278 0.9% 1.9% Subtotal 1,135,768$ 17.1% 1,097,612$ 15.7% 1,089,113$ 14.7% (4.1%) Residential Mortgage 103,416$ 1.6% 106,419$ 1.5% 105,191$ 1.4% 1.7% Consumer & Other 92,350$ 1.4% 89,592$ 1.3% 85,445$ 1.2% (7.5%) Total Loans 6,651,704$ 100.0% 6,991,447$ 100.0% 7,392,615$ 100.0% 11.1% As of June 30, 2018 As of December 31, 2018 As of June 30, 2019

Geographic Detail – Income Producing CRE 43  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County NOTE: Data as of June 30, 2019 (Dollar Value in Thousands) Single Office/ Mixed Multi- Redevel./ & 1-4 County Condo Hotel Use Family Retail Industrial Single & 1-4 Family Other TOTAL % of Total Maryland Montgomery 70,397$ 42,500$ 96,900$ 19,198$ 20,155$ 17,836$ 8,921$ 11,097$ 287,004$ 12.6% Prince George's 33,447 102,745 2,753 37,560 43,262 35,647 2,195 25,690 283,299 12.4% Baltimore 2,294 22,850 28,685 1,823 6,740 600 2,094 - 65,086 2.8% Anne Arundel 1,937 9,730 - - 8,809 20,073 - - 40,549 1.8% Frederick 6,270 - 2,667 - 40,061 2,254 3,561 5,236 60,049 2.6% Eastern Shore 1,908 59,452 - - 510 - 1,348 1,996 65,214 2.9% Howard 2,276 - - - 10,565 20,495 1,244 854 35,434 1.6% Charles 6,356 - - - 639 - 155 2,687 9,837 0.4% Other MD - - 156 1,316 1,430 8,964 - - 11,866 0.5% Washington DC 76,433 113,009 180,076 162,917 42,889 3,283 78,015 3,043 659,665 28.8% Virginia Fairfax 106,193 - 473 1,066 42,044 664 5,808 54,879 211,127 9.2% Loudoun 51,151 - - 41,000 14,793 17,534 1,326 10,755 136,559 6.0% Arlington 1,864 47,000 - 248 - - 5,110 2,207 56,429 2.5% Alexandria 33,258 - 7,706 - 2,050 - - 3,901 46,915 2.1% Prince William 13,871 28,147 21,428 - 11,057 4,955 987 3,202 83,647 3.7% Fauquier - - - - 5,030 - - - 5,030 0.2% Other VA 60,886 - 5,676 410 35,682 223 1,617 2,770 107,264 4.7% Other USA 3,990 2,337 453 31,765 9,851 3,900 2,852 63,903 119,051 5.2% Total $472,531 $427,770 $346,973 $297,303 $295,567 $136,428 $115,233 $192,220 $2,284,025 100.0% % of Total 20.7% 18.8% 15.2% 13.0% 12.9% 6.0% 5.0% 8.4% 100.0%

Geographic Detail – Construction 44  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County  Recognized expertise in Single Family and Condo construction lending  Portfolio is diversified among collateral types NOTE: Data as of June 30, 2019 (Dollar Value in Thousands) Single Mixed Multi- & 1-4 Residential County Use Family Single & 1-4 Family Condo Office Hotel Retail Other TOTAL % of Total Maryland Montgomery -$ 4,769$ 50,611$ 884$ 23,791$ -$ -$ 6,001$ 86,056$ 9.1% Prince George's - 5,969 3,631 - - 19,052 - 5,822 34,474 3.6% Baltimore - - 1,168 - - - - - 1,168 0.1% Anne Arundel 11,683 - - - - - - - 11,683 1.2% Frederick - - 632 - - - - - 632 0.1% Eastern Shore - - 303 - - - - - 303 0.0% Howard - - 664 - - - - - 664 0.1% Charles - - - - - - - - - 0.0% Other MD 745 - - - - - - - 745 0.1% Washington DC 148,458 182,378 52,925 136,482 90,588 - 832 9,987 621,650 65.6% Virginia Fairfax 3,010 765 34,980 9,006 7,438 - - 12,627 67,826 7.2% Loudoun 969 - 510 5,266 2,944 - - - 9,689 1.0% Arlington - - 12,628 1,639 - - - - 14,267 1.5% Alexandria 52,140 - 1,692 - - - - - 53,832 5.7% Prince William - - 2,970 - - - - 7,411 10,381 1.1% Fauquier - - - - - - - 0.0% Other VA - - 28 - - - - - 28 0.0% Other USA - - 75 - - 29,064 - 4,974 34,113 3.6% Total $217,005 $193,881 $162,817 $153,277 $124,761 $48,116 $832 $46,822 $947,511 100.0% % of Total 22.9% 20.4% 17.2% 16.2% 13.2% 5.1% 0.1% 4.9% 100.0% Renovation 61,306$ 57,627$ 46,039$ 33,059$ 106,798$ -$ -$ 20,233$ 325,062$ 34.3% Ground-Up 155,699$ 136,254$ 116,778$ 120,218$ 17,963$ 48,116$ 832$ 26,589$ 622,449$ 65.7%

Conservative Securities Portfolio 45  Portfolio has $5.2 million of net unrealized gains at June 30, 2019  No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs  Average life of portfolio is 3.0 years  Excludes Federal Reserve and Federal Home Loan Bank stock (Dollar Values in Thousands) June 30, 2019 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $225,389 $940 $659 $225,670 30.5% Mortgage Backed Securites - GSEs 440,243 5,186 1,884 443,545 59.4% Municipal Bonds 67,835 1,503 - 69,338 9.2% Corporate Bonds 6,502 70 - 6,572 0.9% Other Equity Investments 218 - - 218 0.0% Total Securities $740,187 $7,699 $2,543 $745,343 100.0% December 31, 2018 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $260,150 $228 $4,033 $256,345 32.8% Mortgage Backed Securites - GSEs 477,949 1,575 7,293 472,231 60.2% Municipal Bonds 45,814 439 484 45,769 5.8% Corporate Bonds 9,503 79 6 9,576 1.2% Other Equity Investments 218 - - 218 0.0% Total Securities 793,634$ 2,321$ 11,816$ 784,139$ 100.0% June 30, 2018 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $225,610 $8 $5,467 $220,151 33.6% Mortgage Backed Securites - GSEs 389,504 283 9,481 380,306 58.0% Municipal Bonds 48,292 584 672 48,204 7.2% Corporate Bonds 8,004 60 1 8,063 1.2% Other Equity Investments 218 - - 218 0.0% Total Securities $671,628 $935 $15,621 $656,942 100.0%

Nationally Recognized Financial Performance 46 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 ▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Member of KBW Bank Honor Roll 2010 - 2018 ▪ Named as one of Top 100 Performing Community Banks 2018 Independent Community Bankers of America ▪ Community Bankers Cup Award 2012 - 2017

Highly Regarded by Bank Rating Firms 47 FIRM BANK RATING B AUER F INANCIAL , I NC A - 300/300 Green - ***

Experienced Management Team 48 Susan G. Riel, Chief Executive Officer & President Eagle Bancorp & EagleBank Ms. Riel, President - Chief Executive Officer of the Bank and Bancorp, and formerly Chief Operating Officer . Ms . Riel has been with the bank for 20 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until t hat institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 42 years of experience in the commercial banking industry . Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr . Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Bank s o f Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 18 years of experience in the banking industry.

Experienced Management Team (continued) 49 Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Cr edi t Officer and Chief Credit Officer for the past 15 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Re al Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New Yo rk and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 33 years of experience in the banking industry in the Washington, DC metropolitan area. Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 33 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, res pon sible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $50 0MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank — which was acquired by United Bank in 2014 — where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America .

Historical Balance Sheet 50 * Data for 2017 is shown on an operating basis. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y* 2018Y 5 Year Compound Growth Rate 2019YTD Assets Cash and Equivalents $256,025 $298,363 $368,163 $190,473 $321,864 1.0% $196,634 Securities Available for Sale 404,903 504,772 559,708 625,592 807,645 15.7% 779,336 Total Cash and Securities 660,928 803,135 927,871 816,065 1,129,509 10.2% 975,970 Gross Loans HFI 4,312,399 4,998,368 5,677,893 6,411,528 6,991,447 18.9% 7,392,615 Loan Loss Reserves 46,075 52,687 59,074 64,758 69,944 11.3% 72,086 Loans Held for Sale 44,317 47,492 51,629 25,096 19,254 (14.5%) 37,506 Total Net Loans 4,310,641 4,993,173 5,670,448 6,371,866 6,940,757 18.7% 7,358,035 Real Estate Owned 13,224 5,852 2,694 1,394 1,394 (31.5%) 1,394 Total Intangibles 109,626 108,155 106,947 106,824 105,470 100.2% 104,979 Total Servicing Rights 282 387 472 388 296 4.8% 240 Other Assets 153,179 164,875 181,664 197,080 211,711 12.8% 229,385 Total Assets $5,247,880 $6,075,577 $6,890,096 $7,493,617 $8,389,137 17.3% $8,670,003 Liabilities Deposits $4,310,768 $5,158,444 $5,716,114 $5,853,984 $6,974,285 16.7% $6,949,892 FHLB Borrowings 140,000 0 0 325,000 0 (100.0%) 225,000 Repurchase Agreements 61,120 72,356 68,876 76,561 30,413 (17.7%) 31,669 Subordinated Debt 79,300 68,928 216,514 216,905 217,296 87.8% 217,491 Other Liabilities 35,933 37,248 45,793 56,141 58,202 12.4% 61,369 Total Liabilities 4,627,121 5,336,976 6,047,297 6,528,591 7,280,196 16.6% 7,485,421 Equity Preferred Equity 71,900 0 0 0 0 (100.0%) 0 Common Equity 546,212 738,410 845,180 966,775 1,113,216 26.7% 1,180,815 Net Unrealized Gain (Loss) 2,647 191 (2,381) (1,749) (4,275) 5.2% 3,767 Total Stockholders Equity 620,759 738,601 842,799 965,026 1,108,941 23.0% 1,184,582 Total Liabilities and Equity $5,247,880 $6,075,577 $6,890,096 $7,493,617 $8,389,137 17.3% $8,670,003 Balance Sheet Analysis (%) Total Gross Loans/ Total Assets 82.17 82.27 82.41 85.56 83.34 85.27 Loans/ Deposits 100.04 96.90 99.33 109.52 100.25 106.37 Reserves/ Loans 1.07 1.05 1.04 1.01 1.00 0.98 Annualized Growth Rates (%) Asset Growth Rate 39.15 15.77 13.41 8.76 11.95 6.70 Gross Loans HFI 46.42 15.91 13.59 12.92 9.04 11.48 Deposit Growth Rate 33.65 19.66 10.81 2.41 19.14 -0.70

Historical Income Statement 51 Virginia Heritage Bank acquisition closed on October 31, 2014. * Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 & Q1 2019 is shown on an adjusted basis. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 38. (Dollar Values in Thousands, except per share data) 2014Y* 2015Y 2016Y 2017Y** 2018Y 5 Year Compound Growth Rate 2019YTD** Total Interest Income 191,573$ 253,180$ 285,805$ 324,034$ 393,286$ 20.1% 213,413$ Total Interest Expense 13,095 19,238 27,641 40,147 76,293 43.6% 51,067 Net Interest Income 178,478 233,942 258,164 283,887 316,993 17.0% 162,346 Loan Loss Provision 10,879 14,638 11,331 8,971 8,660 (2.0%) 6,960 Service Charges on Deposits 4,906 5,397 5,821 6,364 7,014 8.8% 3,300 Gain/Loss on Sale of Loans 6,886 11,973 11,563 9,276 5,963 (16.4%) 3,311 Gain/Loss on Sale of Securities 22 2,254 1,194 542 97 38.5% 1,475 Loss on early extinguishment of debt - (1,130) - - - 100.0% - BOLI Revenue 1,283 1,589 1,554 1,466 1,507 15.9% 854 Other Noninterest Income 5,248 6,545 7,152 11,725 8,005 10.8% 3,711 Total Noninterest Income 18,345 26,628 27,284 29,373 22,586 (1.8%) 12,651 Salaries and Employee Benefits 57,268 61,749 67,010 67,129 67,734 7.4% 41,387 Premises and Equipment Expenses 13,317 16,026 15,118 15,632 15,660 5.6% 7,504 Marketing and Advertising 1,999 2,748 3,495 4,095 4,566 22.0% 2,416 Data Processing 6,163 7,533 7,747 8,220 9,714 10.5% 4,978 Legal, Accounting and Professional Fees 3,439 3,729 3,673 5,053 9,742 26.8% 4,449 FDIC Insurance 2,333 3,154 2,718 2,554 3,512 9.2% 2,242 Merger Expenses 4,699 141 - - - 100.0% - Other Noninterest Expenses 10,510 15,636 15,254 15,869 15,783 5.0% 8,687 Total Noninterest Expense 99,728 110,716 115,015 118,552 126,711 8.4% 71,663 Net Income Before taxes 86,216 135,216 159,102 185,736 204,208 22.1% 96,374 Income taxes 31,958 51,049 61,395 70,916 51,932 12.9% 25,382 Net Income 54,258 84,167 97,707 114,820 152,276 26.5% 70,992 Preferred Dividends 614 601 - - - (100.0%) - Net Income Available to Common 53,644$ 83,566$ 97,707$ 114,820$ 152,276$ 26.8% 70,992$ Earnings per Share - Diluted 2.08$ 2.50$ 2.86$ 3.35$ 4.42$ 2.05$